Exhibit 99.1

 Supplemental Presentation  May 2021

 Safe Harbor Statement   2  This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise.Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this Presentation contains non-GAAP financial measures. We present non-GAAP measures including: EBITDA, adjusted EBITDA, and adjusted EBITDA margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the appendix to this Presentation for reconciliations of the non-GAAP financial measures used in this Presentation to the most comparable GAAP financial measures.We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.

Today's Presenters



Joe Walsh

Chief Executive Officer



Paul Rouse

Chief Financial Officer



Ryan Cantor

Vice President of Product & Marketing

Proven Track Record

Leadership team with **decades of experience working with SMBs and each other**

Transformed Yellowbook (now Hibu) from a small telephone directory publisher to **nation's premier provider of SMB solutions**

Led turn around of Cambium, an educational technology company, **increasing share price rising from ~$0.70 to greater than $14.50**

Successfully integrated YP Holdings and **increased company's EBITDA margins by ~20 points**

Rapidly grew Thryv's SaaS annual net revenue from inception to **~$130 million in less than five years**

thryv

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                 Amer Akhtar  Bonnie Kintzer  Jason Mudrick  Ryan O’Hara  John Slater  Lauren Vaccarello  Joe Walsh  Heather Zynczak  4  NextSet Software  Board Of Directors  New board brings deep expertise in technology and SaaS

Company Overview

Leading provider of local SMB management software and marketing services solutions

SaaS
End-to-end client experience management software

Marketing Services
Lead generation tools and portfolio of search-based marketing solutions

Coast-to-Coast Footprint



International Expansion Starting in Australia



Thryv Snapshot

$1.1bn LTM Revenue[2,3]	$158mm LTM Net Income[2,3]	$364mm LTM Adj. EBITDA[1,2,3]
400,000+ Clients Globally	~2,700 Employees Globally	~1,000 Sales Related Employees Globally

SaaS Snapshot

$135mm LTM Revenue[2]	8% LTM Segment EBITDA Margin[1,2]	17% Q1-21 YoY Revenue Growth
$304 Q1-21 ARPU	~44,500 Clients	89% Net Dollar Retention Rate

1. Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See reconciliation in the Appendix
2. Last Twelve Months as of March 2021
3. Includes Sensis contribution subsequent the acquisition date of March 1, 2021

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 6  Key Investment Highlights  Experienced management team with proven track record of execution   1  Large and growing TAM with favorable tailwinds  2  Complete end-to-end SaaS platform for SMBs  3  SaaS business with tremendous growth opportunities   4  Marketing Services business provides captive customer base and growth capital for SaaS business  5

Complete Solutions to Address SMB Pain Points

Piecing together multiple point solutions can be costly and time consuming

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1	Stay Organized	Customizable and verticalized CRM, scheduling & appointments, automated follow-ups & reminders, document sharing & storage, mobile app
2	Get Paid	Stand-alone ThryvPay app, estimates & invoices, credit card & ACH processing, online & mobile payments, scheduled payments, convenience fees & tipping, real time reporting
3	Communicate with Customers	2-way text from business number, email & text announcements, automated campaigns & campaign analytics, centralized inbox communications
4	Build Your Brand	Online listing management, professionally designed website, social media posting & content library, custom videos
5	Generate More Reviews	Review generation, in-app review response, review acknowledgement service, review monitoring & alerts, competitor watch
6	Service & Support	24/7 service via phone, chat, email, online learning center, videos & in-app guides

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 8  Award Winning Comprehensive Product Offering  Thryv’s Platform Stands Apart From Competition  https://www.globenewswire.com/news-release/2021/04/06/2204881/0/en/Thryv-Named-G2-Leader-in-14-Categories-for-Spring-2021.html

 9        50+ Employees        1 Employee  2-19 Employees  20-50 Employees    $199-499/moPlus add-ons1  Point Solutions And Other Free Apps  Target Market  (10mm)  Enterprise Level SaaS  Thryv End-to-End Client ExperienceOther Point & Vertical-Specific Solutions  Total U.S. SMB Market: 30MM  Note: Average pricing shown based on Company estimates and pricing on company websites1. Add-ons range from $99 to $10,000+               Category Leader of an Early Stage but Rapidly Developing Market  $1K+per month  $100-$1,000per month  <$100per month

Our SaaS Evolution

Launch SaaS and Build an End-to-End Platform | **Product Market Fit** | **The Next Frontier**

2016
Launch DexHub (now called Thryv), a local business automation platform

2017
Acquisition and integration of YP Holdings creates a nation-wide platform

2018
Early success from captive customer base with 40,000+ customers by the end of 2018

2018-2019
Launch additional add-on products like Thryv Leads, website development, SEO tools, and ICP solidification

2019-2020
Refocus up market and nail down product fit to reduce churn

Invest in onboarding and educating customers to improve engagement

Q3 2020
SaaS business accelerating due to SMB industry tailwinds, product innovations, renewed focus on our core target market

Methodically building out new channels of customer acquisition

Q4 2020
Launch of ThryvPay, a low friction offering specially designed for service-based SMBs

Q4-20 SaaS YoY revenue growth of 8%

Q1 2021+
Release of ThryvPay Mobile App, a stand-alone app that provides new point of entry for non-software users

Average daily volume up to $150,000+

Q1-21 SaaS YoY revenue growth of 17%

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 Driving Customer Engagement  11  Quarterly NPS        Continued to invest in education and engagement growth  Built and improved onboarding process to clearly identify the client’s purchase intent  As a result, tremendous growth in engagement and driving up in app time  User Frequency1  Average Time in App  (in minutes)  1. Represents percent of clients logging in at least 1-4 times per month  % of clients

 Attractive Growth Opportunities  12    ThryvPay and ThryvPay App Launch  Broaden Offering to New Verticals    Verticalizing Product Offering    Scale New Channels of Customer Acquisition  Multiple actionable growth levers will continue to scale SaaS business    Strategic M&A and International Expansion

 Pandemic Tailwinds Accelerate SMB SaaS Software Adoption  13      30mmTotal U.S. SMB market  10mmThryv Ideal ClientProfile TAM  Ideal Client Profile: Service-based SMBs with 2-50 employees   $3.0 billion TAM1  Estimated based on ARPU times 10 million2. Based on 2018 Tech Adoption Index projections

New Customer Acquisition Channels

Inbound

Referrals from existing customers

Partner Network

Marketing partners, sales partners and resellers

Franchise / Multi-Location

Long-term contracts with franchising organizations

Medium-term target of 50% of new SaaS customers to come from new channels

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 Vertical Expansion Opportunity  15      Thryv now enables SMBs of all verticalsto track, and manage their day-to-day work  Integrated Vertical Platform tailors solutions to industry specifications, terminology and workflow   Leverage third-party research to cater to the unique needsof its diversified customer base  Initial horizontally-focused platform more easily and effectively builds out enhancements for specific verticals  Solutions capture key details: Thryv for Automotive maximizes appointments with side-by-side calendar views of bays and technicians  Currently serves more than 20 different industries  Enhanced CRM enables more diversified vertical reach  Solutions capture key details: Thryv for Health Services tracks patient level information  Solutions capture key details: Thryv for Legal can organize multiple cases for the same client

ThryvPay and ThryvPay Mobile App

thryv Pay

Stand alone ThryvPay App **provides new point of entry** for non-software users

Ranked as the **No. 3 payment gateway** for small businesses behind PayPal and Apple Pay[1]

Easily accepts **credit card** and **ACH payments**

Automatically **charges convenience fees** and **accepts tips**

Offers **scheduled payments** and **dispute assistance**

Integrates with QuickBooks for automatic reconciliation

Total Payment Volume	Transactions Completed	Avg Transaction Size	Merchant Sign Ups
$15M+	30,000+	~$400	~1,700



Average Transaction Volume per Day



$200,000
$150,000
$100,000
$50,000
$0
Nov
Dec
Jan
Feb
Mar
Apr

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1. Based on G2 Spring 2021 Report

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Strategic M&A and International Expansion Opportunity

Senior leadership has completed 100+ M&A transactions

Access to new product offerings and captive SMB customer bases

400,000+ customer base with meaningful opportunity to further penetrate with SaaS offering

Opportunity to significantly increase TAM with expansion into new geographies

International Revenue % for SMB-Focused SaaS Companies[1,2]



43%
27%
48%
3%
42%
39%
HubSpot
shopify
zendesk
Square
WiX
xero

Case Study: Acquisition of Sensis Holdings

Closed March 2021

Expands Thryv Internationally

- Provides access to market of +100k SMBs in Australia
- Less highly-penetrated market than U.S.

Simple Integration

- Well-run asset with +40% EBITDA margins
- English-speaking country
- Substantially similar to Thryv's Marketing Services business

Accretive

- Favorable purchase price of <2x FY2020 EBITDA (audited)

Synergies

- Initial estimated cost savings of AU$10 million
- Significant revenue synergy opportunity from SaaS cross-sell

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1. International revenue percent estimated based on latest 10K or 20F filing
2. Dotted line represents the median international revenue percentage

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     High Cash Flow, Resilient Legacy Business  18  2nd COVID Wave  1st COVID Wave  Fed Rate Hike / U.S. China Trade Tension  Marketing Services business exhibits predictable decline and is resilient to broader market swings  High cash flow business that drives nearly $1 billion in revenue today with high EBITDA margins  Note: Results do not include contribution from Sensis Acquisition

Leveraging the Marketing Services Business

High Cash Flow

High margin Marketing Services business funds growth of SaaS business

38%

LTM Segment EBITDA Margin[1]

Cross Selling

As more SMBs shift to digital, Marketing Services captive customer base feeds into SaaS business

40%+

of SaaS customers come from conversion from Marketing Services[1]

Deep Roots in SMB Markets

Established roots and deep relationships in the local and SMB markets

100+

years focused solely on serving local SMBs since its inception

Expansion Opportunities

Proven ability to acquire Marketing Services customer base in new markets

100K+

SMB customers in Australia added through Sensis acquisition

Note: Results do not include contribution from Sensis Acquisition
1. Last Twelve Months as of March 2021

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2021 Priority Progress


Google
Partner
SEARCH
Pet Spaw Animal Hospital
Book Appointment

Engagement

- Continue to educate clients on features and how to leverage capabilities within platform
- Expand app marketplace and drive time in-app

Drive Digital Adoption In SMB Market

- Aggressively sell Thryv via new channels as business environment recovers
- Convert "traditional" SMBs
- Efficiently and effectively onboard clients

Sensis Integration & SaaS Launch

- Connect businesses
- Penetrate existing Sensis clients (on track for 2H 2021)
- Sign-up new clients (on track for 2H 2021)

Capital Allocation

- Aggressively paydown debt

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 Financial Highlights

Financial Highlights



ONLINE LISTINGS
Google My Business
Live
Yelp
Live
Facebook
Pending
Publish Listing

$135M	SaaS LTM revenue shows continued scaling of the business[1]
17%	Q1 2021 YoY SaaS revenue growth showing business return to growth trajectory with renewed focus on core target market
8%	SaaS Segment EBITDA margins benefitting from scaling of operations[1]
38%	Steady Marketing Services Segment EBITDA margins provide capital for accelerating SaaS business[1,3]
$200M+	Additional Marketing Services revenue from Sensis acquisition[2]

1. Last Twelve Months as of March 2021
2. Represents Last Twelve Months as of December 2020 (IFRS accounting standard)
3. Results do not include contribution from Sensis Acquisition

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Q1-21 Results

Key Highlights

Q1 2021 SaaS revenue accelerated to **17% YoY**. Acceleration fueled by demand for SMBs to modernize and transition to SaaS software

Recent product improvements drove **expanded adoption and higher engagement** among new and current clients

Thryv continues to **penetrate legacy captive client base** and activate new clients via **new channels execution**

$ in Thousands	Q1-20	Q1-21	YoY
SaaS			
Revenue	$31,848	$37,251	*17%*
Segment EBITDA	$2,701	$316	
Segment EBITDA %	*8.5%*	*0.8%*	
Marketing Services			
Revenue	$286,722	$227,933	*(21%)*
Segment EBITDA	$110,078	$98,631	
Segment EBITDA %	*38.4%*	*43.3%*	
Thryv International			
Revenue	--	$15,422	
Segment EBITDA	--	$5,986	
Segment EBITDA %	--	*38.8%*	
Total Thryv			
Revenue	$318,570	$280,606	*(12%)*
Net Income	$28,102	$36,506	
Adj. EBITDA	$112,779	$104,933	
Adj. EBITDA %	*35.4%*	*37.4%*	

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 SaaS Business Financial Highlights  24  SaaS Revenue % of Total Thryv Revenue  Quarterly Revenue and YoY Growth  SMB industry tailwinds, product innovation, and focus on core target market accelerates SaaS  (in $ millions)  Note: Results do not include contribution from Sensis Acquisition

 Key SaaS Metrics Hitting Inflection Point  25  Net Dollar Retention excludes Setup Fees and Credits & Adjustments. Uses month 2 revenue for clients that were given the 1st month free

 Appendix

Marketing Services Overview

Directory Business	SEM	Presence
Subscription-based display ads, online local business listings services and paid placement in offline directories	Paid placement in search engine results	Online listings management, Websites, Display ads and Search Engine Optimization (SEO)
LTM Revenue: $709mm[1,3]	**LTM Revenue: $157mm[1,3]**	**LTM Revenue: $82mm[1,3]**

Marketing Services Snapshot

$921mm LTM Revenue[1]	**38%** LTM Segment EBITDA Margin[1]	**~300,000+** U.S. Clients	**7+ billion** Total 2020 directory references made in the U.S.[2]	**26+ million** Monthly visits to online directories

Note: Q1-21 includes Sensis contribution subsequent the acquisition date of March 1, 2021
1. Last Twelve Months as of March 2021
2. Based on 2021 Local Media Tracking Study by Localogy
3. Excludes certain sales allowances that are included when reporting total Marketing Services

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Adjusted EBITDA Reconciliation  28  Note: Q1-21 includes Sensis contribution subsequent the acquisition date of March 1, 2021Note: Last Twelve Months as of March 2021

 Historical Segment Billings  29    Note: Represents U.S. only and does not include contribution from Sensis Acquisition

   Historical Segment Financials  30  Note: Last Twelve Months as of March 2021Note: Total Thryv includes certain purchase accounting adjustments not reflected at the business segment level